UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 21, 2007

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On March 21, 2007, The Manitowoc Company, Inc. (the “Company”) entered into a Rights Agreement (the “Rights Agreement”) with Computershare Trust Company, N.A., as Rights Agent.  A brief summary of the Rights Agreement is set forth under “Item 3.03 Material Modification to Rights of Security Holders” below and is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders

On March 21, 2007, the Board of Directors of the Company approved the Rights Agreement between the Company and Computershare Trust Company, N.A., as Rights Agent and declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), to shareholders of record at the close of business on March 30, 2007 (the “Record Date”).  In addition to the Rights issued as a dividend on the Record Date, the Board of Directors has also determined that one Right shall be issued together with each share of Common Stock issued by the Company after the Record Date.  Generally, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one share of Common Stock at a purchase price, in cash, of $220.00 per share, subject to adjustment as set forth in the Rights Agreement (the “Purchase Price” or “Exercise Price”). A full description of the Rights and their terms is contained in the Rights Agreement.  The Rights and Rights Agreement replace similar rights and rights agreement that expired at the close of business on September 18, 2006.

The Rights become exercisable on the “Distribution Date”, which is that date that any of the following occurs: (1) 10 days following a public announcement that a person or group of affiliated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock of the Company (the “Stock Acquisition Date”); or (2) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of such outstanding shares of Common Stock.  The Rights will expire at the close of business on March 29, 2017, unless earlier redeemed or exchanged by the Company as described below.

Except as otherwise provided in the Rights Agreement or determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

In the event that, among other things (i) the Company is the surviving corporation in a merger with an Acquiring Person and the Common Stock is not changed or exchanged, (ii) a Person (other than the Company and its affiliates) becomes the beneficial owner of more than 20% of the then outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock at a price and on terms which a majority of the independent directors of the Company determines to be fair to, and otherwise in the best interests of, the shareholders), (iii) an Acquiring Person engages in one or more “self-dealing” transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person’s ownership interest being increased by more than 1% (e.g., a reverse stock split), at any time following the Distribution Date, each holder of a Right will thereafter have the right to receive, upon exercise,

Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Exercise Price of the Right.  Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which the Common Stock is changed or exchanged, or (iii) 50% or more of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights held by an Acquiring Person, which will be null and void) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the Exercise Price of the Right.

The number of Rights per share of Common Stock, the Purchase Price payable upon their exercise, and the number of shares of Common Stock or other securities or property issuable pursuant thereto, are subject to adjustment from time to time to prevent dilution and the terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights as set forth in the Rights Agreement.  In addition, each right may be redeemed at a price of $0.01 until a party acquires 20% or more of our common stock and, after that time, may be exchanged for one share of our common stock per right until a party acquires 50% or more of our common stock.

The Rights Agreement, dated as of March 21, 2007, 2007, between the Company and Computershare Trust Company, N.A., as Rights Agent, specifying the terms of the Rights, the Form of Rights Certificate (Exhibit A thereto) and the Summary of Rights to Purchase Common Stock (Exhibit B thereto), are attached hereto as Exhibit 4.1 and are incorporated herein by reference.  The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

On March 21, 2007, the Company issued a press release announcing the adoption of the Rights Agreement.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4.1	Rights Agreement dated March 21, 2007 between The Manitowoc Company, Inc. and Computershare Trust Company, N.A.

99.1	Press Release dated March 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: March 21, 2007	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and
Secretary

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of March 21, 2007

Exhibit No.	Description

4.1	Rights Agreement dated March 21, 2007 between The Manitowoc Company, Inc. and Computershare Trust Company, N.A.

99.1	Press Release dated March 21, 2007